Simplify Aggregate Bond ETF* (AGGH)
Simplify Ancorato Target 25 Distribution ETF** (XXV)
Simplify Barrier Income ETF* (SBAR)
Simplify Bitcoin Strategy PLUS Income ETF* (MAXI)
Simplify Bond Bull ETF* (RFIX)
Simplify China A Shares Plus Income ETF* (CAS)
Simplify Commodities Strategy No K-1 ETF* (HARD)
Simplify Currency Strategy ETF* (FOXY)
Simplify Enhanced Income ETF* (HIGH)
Simplify Gamma Emerging Market Bond ETF* (GAEM)
Simplify Gold Strategy PLUS Income ETF* (YGLD)
Simplify Government Money Market ETF* (SBIL)
Simplify Health Care ETF* (PINK)
Simplify Hedged Equity ETF* (HEQT)
Simplify High Yield ETF* (CDX)
Simplify Interest Rate Hedge ETF* (PFIX)
Simplify Intermediate Term Treasury Futures Strategy ETF* (TYA)
Simplify Kayne Anderson Energy and Infrastructure Credit ETF* (KNRG)
Simplify MBS ETF* (MTBA)
Simplify Managed Futures Strategy ETF* (CTA)
Simplify Multi-QIS Alternative ETF* (QIS)
Simplify National Muni Bond ETF (NMB)
Simplify Next Intangible Core Index ETF* (NXTI)
Simplify Opportunistic Income ETF* (CRDT)
Simplify Piper Sandler US Small-Cap PLUS Income ETF* (LITL)
Simplify Prime Money Market ETF**** (SPRI)
Simplify Propel Opportunities ETF* (SURI)
Simplify Short Term Treasury Futures Strategy ETF* (TUA)
Simplify Tara India Opportunities ETF* (IOPP)
Simplify Target 15 Distribution ETF* (XV)
Simplify Treasury Option Income ETF* (BUCK)
Simplify US Equity PLUS Bitcoin Strategy ETF* (SPBC)
Simplify US Equity PLUS Convexity ETF* (SPYC)
Simplify US Equity PLUS Downside Convexity ETF* (SPD)
Simplify US Equity PLUS Managed Futures Strategy ETF*** (CTAP)
Simplify US Equity PLUS Upside Convexity ETF* (SPUC)
Simplify VettaFi Private Credit Strategy ETF***** (PCR)
Simplify Volatility Premium ETF* (SVOL)
Simplify Volt TSLA Revolution ETF* (TESL)

Supplement dated January 6, 2026 to the Statements of Additional Information (“SAI”) for the above listed series (each, a “Fund” and together, the “Funds”) of Simplify Exchange Traded Funds (the “Trust”).

SAI dated: *November 1, 2025; **November 15, 2025; ***December 5, 2025; ****October 8, 2025; *****September 11, 2025

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This Supplement updates certain information contained in the SAIs dated as indicated above for the series of the Trust. Terms not defined in this Supplement have the same meaning as defined in each Fund’s respective SAI.

Effective December 31, 2025 Chris Caltagirone resigned as member of the Board of Trustees (the “Board”) of the Trust and as chairman of the Audit Committee of the Board. References to Mr. Caltagirone in the SAI are to be disregarded.

Also effective December 31, 2025 the Board elected Christina Stauffer as an independent trustee of the Trust and a member of each committee of the Board. Accordingly, the following disclosures are added to the SAIs under the section entitled “MANAGEMENT”:

Trustee Qualifications

Christina Stauffer worked for major financial service providers including investment managers, mutual funds, and ETFs for more than two decades. Her experience in highly regulated areas of the financial services industry allows her to bring a deep perspective to the formation and regulatory oversight of an ETF family. She also has experience in the design and execution of derivatives, which aligns with the strategies employed by many of the ETFs in the Trust. As a CFA charterholder, she possesses an advanced understanding of GAAP-based financial statements, valuation, portfolio accounting, internal controls, and complex investment structures. In addition, her service on other boards has given her insight into communications skills and collaboration with others. Overall, Ms. Stauffer brings a diversity of viewpoint, background and experience to the Board.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Numer of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
Christina Stauffer Year of Birth: 1966	Independent Trustee	Principal- Business and Product Development Consultancy, DC Distribution Advisors LLC (2020-Present).	39	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” applies only to the operational series of the Trust.

Compensation

The table below details the amount of compensation Ms. Stauffer is expected to indirectly receive from the Funds through the adviser for the current fiscal year ending June 30, 2026. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Funds	Pension or Retirement Benefits Accrues as Part of the Funds Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Christina Stauffer	$50,500	$0	$0	$50,500

*	There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the operational series of the Trust.

Management and Trustee Ownership

As of December 31, 2025, Ms. Stauffer owned the following shares of a Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Owned in Funds	Aggregate Dollar Range of Shares Owned in Trust
Independent Board Member
Christina Stauffer	$1-$10,000	$1-$10,000

This Supplement provides relevant information for all shareholders and should be retained for future reference. Each Fund’s prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.

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